N / E / W / S R / E / L / E / A / S / E

October 23, 2014

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD THIRD QUARTER 2014 EARNINGS

First Merchants Corporation (NASDAQ - FRME) has reported third quarter 2014 earnings per share of $.45, compared to $.35 during the same period in 2013, a 29 percent increase. Net income available to common stockholders totaled a record $16.1 million, during the quarter, compared to $10 million in 2013. Year-to-date earnings per share totaled $1.24 in 2014, compared to $1.07 in 2013, nearly a 16 percent increase. Year-to-date 2014 net income totaled $44.9 million, compared to $30.9 million in 2013.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our return on assets improved to 1.16 percent during the quarter and virtually every key metric improved on a quarter-over-quarter basis. Loans increased, asset quality improved and the efficiency ratio improved driven by balance sheet growth, stabilized margins, strong fee income and controlled expenses.” Rechin also added, “Our momentum continues as our teams are executing on 2014 initiatives, and executive management is focused on refining our plans for 2015 and 2016.”

Total assets equaled $5.6 billion as of quarter-end and total loans were $3.8 billion, an increase of $847 million, or 29 percent over the same period in 2013. Our CFS Bancorp acquisition in November 2013 accounted for $597 million of growth and $250 million was the result of organic growth. On a linked basis, loans increased by $50 million, as commercial and industrial loans increased by $43 million.

Net interest income totaled $47.9 million for the quarter and net-interest margin totaled 3.98 percent as yields on earning assets totaled 4.41 percent and the cost of supporting liabilities totaled .43 percent. Fair value accretion of $3.5 million was included in the quarterly results. When normalized for fair value accretion, net interest margin totaled 3.71 percent. Year-to-date net interest income totaled $139.9 million, compared to $113.1 million in 2013, as net interest margin totaled 3.95 percent. When adjusted for year-to-date fair market value accretion of $7.4 million, net interest margin totaled 3.75 percent.

Our CFS Bancorp acquisition resulted in significant variances in both non-interest income and non-interest expenses. Non-interest income totaled $18.3 million during the quarter, compared to $11.8 million in 2013. Year-to-date non-interest income totaled $49.4 million, compared to $39.7 million in 2013. Non-interest expense totaled $42.6 million during the quarter, up from $34.2 million in the third quarter of 2013. Year-to-date non-interest expense totaled $126.9 million, compared to $102.7 million in 2013. On a linked basis, non-interest income improved by $2.4 million due to increased cash surrender value of life insurance gains of $871,000, increased derivative income of $656,000 and increased gains from the sale of mortgages totaling $299,000. On a linked basis, non-interest expense increased by $1.3 million due primarily to incentive and benefit accruals of $743,000, fixed asset write downs of $305,000 and increased marketing expense of $281,000.

Non-performing assets declined to $64.8 million, or 1.16 percent of assets. Provision expense totaled $1.6 million for the third quarter of 2014, compared to $1.5 million in 2013. Net charge-offs totaled $4.4 million for the third quarter, up from $3.5 million in the third quarter of 2013. Year-to-date provision expense totaled $1.6 million versus $3.9 million of net charge-offs. The allowance for loan losses totaled $65.6 million and our remaining fair value mark totaled $35.5 million.

As of September 30, 2014, the Corporation's total risk-based capital equaled 15.21 percent, Tier 1 common risk-based capital equaled 11.16 percent and tangible common equity ratio totaled 9.05 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, October 23, 2014.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until October 23, 2015. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10053524.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme141023.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2014	2013
ASSETS
Cash and cash equivalents	$74,237	$92,341
Interest-bearing time deposits	24,171	18,875
Investment securities	1,189,814	914,135
Loans held for sale	6,423	5,312
Loans	3,772,467	2,925,457
Less: Allowance for loan losses	(65,596)	(66,224)
Net loans	3,706,871	2,859,233
Premises and equipment	74,105	54,386
Federal Reserve and Federal Home Loan Bank stock	43,127	32,790
Interest receivable	19,455	16,171
Core deposit intangibles and goodwill	200,991	148,376
Cash surrender value of life insurance	165,423	127,322
Other real estate owned	14,540	12,052
Tax asset, deferred and receivable	41,131	31,385
Other assets	31,095	13,533
TOTAL ASSETS	$5,591,383	$4,325,911
LIABILITIES
Deposits:
Noninterest-bearing	$939,540	$790,174
Interest-bearing	3,370,583	2,465,672
Total Deposits	4,310,123	3,255,846
Borrowings:
Federal funds purchased	61,428	115,938
Securities sold under repurchase agreements	117,892	123,935
Federal Home Loan Bank advances	255,423	172,292
Subordinated debentures and term loans	126,874	111,849
Total Borrowings	561,617	524,014
Interest payable	3,819	1,155
Other liabilities	31,271	31,427
Total Liabilities	4,906,830	3,812,442
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 0 and 34,043 shares		34,043
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 36,074,246 and 28,825,465 shares	4,509	3,603
Additional paid-in capital	395,582	258,350
Retained earnings	280,187	233,546
Accumulated other comprehensive income (loss)	4,150	(16,198)
Total Stockholders' Equity	684,553	513,469
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,591,383	$4,325,911

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2014	2013	2014	2013
INTEREST INCOME
Loans receivable:
Taxable	$43,981	$33,548	$128,329	$104,725
Tax-exempt	61	85	180	315
Investment securities:
Taxable	5,046	3,876	14,902	11,071
Tax-exempt	3,683	2,840	10,691	7,809
Deposits with financial institutions	18	18	76	99
Federal Reserve and Federal Home Loan Bank stock	501	369	1,648	1,108
Total Interest Income	53,290	40,736	155,826	125,127
INTEREST EXPENSE
Deposits	2,853	2,213	8,276	7,703
Federal funds purchased	102	72	174	84
Securities sold under repurchase agreements	74	192	457	594
Federal Home Loan Bank advances	734	506	2,092	1,427
Subordinated debentures and term loans	1,661	731	4,950	2,189
Total Interest Expense	5,424	3,714	15,949	11,997
NET INTEREST INCOME	47,866	37,022	139,877	113,130
Provision for loan losses	1,600	1,533	1,600	5,632
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	46,266	35,489	138,277	107,498
OTHER INCOME
Service charges on deposit accounts	4,119	3,120	11,768	8,761
Fiduciary activities	2,152	1,986	6,724	6,357
Other customer fees	3,991	2,899	11,773	8,495
Commission income	1,723	1,636	5,877	5,556
Earnings on cash surrender value of life insurance	1,524	611	2,925	1,921
Net gains and fees on sales of loans	1,458	1,673	3,340	6,508
Net realized gains on sales of available for sale securities	910		2,335	487
Other income	2,417	(125)	4,671	1,651
Total Other Income	18,294	11,800	49,413	39,736
OTHER EXPENSES
Salaries and employee benefits	24,173	20,616	72,904	61,943
Net occupancy	3,401	2,430	10,543	7,299
Equipment	2,187	1,852	7,022	5,368
Marketing	1,070	559	2,628	1,561
Outside data processing fees	1,853	1,515	5,723	4,386
Printing and office supplies	350	320	1,201	962
Core deposit amortization	592	383	1,776	1,153
FDIC assessments	920	677	2,843	2,095
Other real estate owned and credit-related expenses	2,618	1,648	6,988	4,993
Professional and other outside services	1,573	1,444	4,483	4,936
Other expenses	3,839	2,775	10,804	7,965
Total Other Expenses	42,576	34,219	126,915	102,661
INCOME BEFORE INCOME TAX	21,984	13,070	60,775	44,573
Income tax expense	5,862	2,667	15,873	11,490
NET INCOME	16,122	10,403	44,902	33,083
Preferred stock dividends		(430)		(2,139)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$16,122	$9,973	$44,902	$30,944
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.45	$0.35	$1.25	$1.08
Diluted Net Income Available to Common Stockholders	$0.45	$0.35	$1.24	$1.07
Cash Dividends Paid	$0.08	$0.05	$0.21	$0.13
Average Diluted Shares Outstanding (in thousands)	36,329	29,081	36,295	29,026

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
NET CHARGE OFF'S	$4,371	$3,511	$3,874	$8,774

AVERAGE BALANCES:
Total Assets	$5,578,704	$4,286,982	$5,500,281	$4,288,645
Total Loans	3,753,690	2,918,207	3,683,936	2,912,700
Total Earning Assets	5,010,877	3,888,646	4,921,105	3,885,061
Total Deposits	4,288,788	3,295,369	4,290,157	3,332,589
Total Stockholders' Equity	679,306	508,034	662,408	528,156

FINANCIAL RATIOS:
Return on Average Assets	1.16%	0.93%	1.09%	0.96%
Return on Average Stockholders' Equity	9.49	7.85	9.04	7.81
Return on Average Common Stockholders' Equity	9.50	8.42	9.04	8.76
Average Earning Assets to Average Assets	89.82	90.71	89.47	90.59
Allowance for Loan Losses as % of Total Loans	1.74	2.26	1.74	2.26
Net Charge Off's as % of Average Loans (Annualized)	0.47	0.48	0.14	0.4
Average Stockholders' Equity to Average Assets	12.18	11.85	12.04	12.32
Tax Equivalent Yield on Earning Assets	4.41	4.35	4.38	4.44
Cost of Supporting Liabilities	0.43	0.38	0.43	0.41
Net Interest Margin (FTE) on Earning Assets	3.98	3.97	3.95	4.03
Tangible Book Value Per Share	$13.53	$11.56	$13.53	$11.56

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Non-Accrual Loans	$49,104	$51,289	$55,686	$56,402	$34,992
Renegotiated Loans	1,171	1,359	378	3,048	3,269
Non-Performing Loans (NPL)	50,275	52,648	56,064	59,450	38,261
Other Real Estate Owned	14,540	18,621	21,077	22,246	12,052
Non-Performing Assets (NPA)	64,815	71,269	77,141	81,696	50,313
90+ Days Delinquent	831	1,135	1,709	1,350	837
NPAS & 90 Day Delinquent	$65,646	$72,404	$78,850	$83,046	$51,150

Loan Loss Reserve	$65,596	$68,367	$69,583	$67,870	$66,224
Quarterly Net Charge-offs	4,371	1,216	(1,713)	(630)	3,511
NPAs / Actual Assets %	1.16%	1.27%	1.41%	1.50%	1.16%
NPAs & 90 Day / Actual Assets %	1.17%	1.29%	1.45%	1.53%	1.18%
NPAs / Actual Loans and OREO %	1.71%	1.90%	2.12%	2.23%	1.71%
Loan Loss Reserves / Actual Loans (%)	1.74%	1.83%	1.92%	1.87%	2.26%
Net Charge Off's as % of Average Loans (Annualized)	0.47%	0.13%	(0.19)%	(0.08)%	0.48%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
ASSETS
Cash and cash equivalents	$74,237	$115,891	$112,920	$109,434	$92,341
Interest-bearing time deposits	24,171	27,856	37,078	55,069	18,875
Investment securities	1,189,814	1,214,087	1,149,977	1,095,579	914,135
Loans held for sale	6,423	7,370	6,586	5,331	5,312
Loans	3,772,467	3,722,733	3,616,627	3,632,409	2,925,457
Less: Allowance for loan losses	(65,596)	(68,367)	(69,583)	(67,870)	(66,224)
Net loans	3,706,871	3,654,366	3,547,044	3,564,539	2,859,233
Premises and equipment	74,105	74,856	74,847	74,454	54,386
Federal Reserve and Federal Home Loan Bank stock	43,127	43,127	38,990	38,990	32,790
Interest receivable	19,455	18,341	18,001	18,672	16,171
Core deposit intangibles and goodwill	200,991	201,583	202,175	202,766	148,376
Cash surrender value of life insurance	165,423	165,974	165,320	164,571	127,322
Other real estate owned	14,540	18,621	21,077	22,246	12,052
Tax asset, deferred and receivable	41,131	44,622	50,684	56,614	31,385
Other assets	31,095	28,426	28,237	28,997	13,533
TOTAL ASSETS	$5,591,383	$5,615,120	$5,452,936	$5,437,262	$4,325,911
LIABILITIES
Deposits:
Noninterest-bearing	939,540	917,825	936,741	930,772	790,174
Interest-bearing	3,370,583	3,411,785	3,346,438	3,300,696	2,465,672
Total Deposits	4,310,123	4,329,610	4,283,179	4,231,468	3,255,846
Borrowings:
Federal funds purchased	61,428	100,000	48,357	125,645	115,938
Securities sold under repurchase agreements	117,892	133,137	137,381	148,672	123,935
Federal Home Loan Bank advances	255,423	220,765	170,887	122,140	172,292
Subordinated debentures and term loans	126,874	126,874	127,172	126,807	111,849
Total Borrowings	561,617	580,776	483,797	523,264	524,014
Interest payable	3,819	2,489	3,192	1,771	1,155
Other liabilities	31,271	31,649	30,657	45,836	31,427
Total Liabilities	4,906,830	4,944,524	4,800,825	4,802,339	3,812,442
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding					34,043
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,509	4,507	4,502	4,490	3,603
Additional paid-in capital	395,582	394,774	393,765	393,783	258,350
Retained earnings	280,187	266,980	254,735	242,935	233,546
Accumulated other comprehensive income (loss)	4,150	4,210	(1,016)	(6,410)	(16,198)
Total Stockholders' Equity	684,553	670,596	652,111	634,923	513,469
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,591,383	$5,615,120	$5,452,936	$5,437,262	$4,325,911

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
INTEREST INCOME
Loans receivable:
Taxable	$43,981	$42,323	$42,025	$38,027	$33,548
Tax-exempt	61	58	61	78	85
Investment securities:
Taxable	5,046	5,046	4,810	4,143	3,876
Tax-exempt	3,683	3,570	3,438	3,020	2,840
Deposits with financial institutions	18	35	23	59	18
Federal Reserve and Federal Home Loan Bank stock	501	495	652	380	369
Total Interest Income	53,290	51,527	51,009	45,707	40,736
INTEREST EXPENSE
Deposits	2,853	2,874	2,549	2,350	2,213
Federal funds purchased	102	23	49	18	72
Securities sold under repurchase agreements	74	187	196	193	192
Federal Home Loan Bank advances	734	676	682	669	506
Subordinated debentures and term loans	1,661	1,648	1,641	1,342	731
Total Interest Expense	5,424	5,408	5,117	4,572	3,714
NET INTEREST INCOME	47,866	46,119	45,892	41,135	37,022
Provision for loan losses	1,600			1,016	1,533
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	46,266	46,119	45,892	40,119	35,489
OTHER INCOME
Service charges on deposit accounts	4,119	4,098	3,551	3,639	3,120
Fiduciary activities	2,152	2,360	2,212	2,237	1,986
Other customer fees	3,991	4,049	3,733	3,371	2,899
Commission income	1,723	1,886	2,268	1,585	1,636
Earnings on cash surrender value of life insurance	1,524	653	748	692	611
Net gains and fees on sales of loans	1,458	1,159	723	1,003	1,673
Net realized gains on sales of available for sale securities	910	844	581
Other income	2,417	884	1,370	2,546	(125)
Total Other Income	18,294	15,933	15,186	15,073	11,800
OTHER EXPENSES
Salaries and employee benefits	24,173	23,430	25,301	23,470	20,616
Net occupancy	3,401	3,204	3,938	2,992	2,430
Equipment	2,187	2,096	2,739	2,369	1,852
Marketing	1,070	789	769	675	559
Outside data processing fees	1,853	2,039	1,831	1,205	1,515
Printing and office supplies	350	393	458	378	320
Core deposit amortization	592	592	592	496	383
FDIC assessments	920	863	1,060	767	677
Other real estate owned and credit-related expenses	2,618	2,613	1,757	1,668	1,648
Professional and other outside services	1,573	1,531	1,379	3,361	1,444
Other expenses	3,839	3,700	3,265	3,177	2,775
Total Other Expenses	42,576	41,250	43,089	40,558	34,219
INCOME BEFORE INCOME TAX	21,984	20,802	17,989	14,634	13,070
Income tax expense	5,862	5,642	4,369	3,187	2,667
NET INCOME	16,122	15,160	13,620	11,447	10,403
Preferred stock dividends				(241)	(430)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$16,122	$15,160	$13,620	$11,206	$9,973

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.45	$0.42	$0.38	$0.34	$0.35
Diluted Net Income Available to Common Stockholders	$0.45	$0.41	$0.38	$0.34	$0.35
Cash Dividends Paid	$0.08	$0.08	$0.05	$0.05	$0.05
Average Diluted Shares Outstanding (in thousands)	36,329	36,294	36,261	32,913	29,081
FINANCIAL RATIOS:
Return on Average Assets	1.16%	1.10%	1.01%	0.91%	0.93%
Return on Average Stockholders' Equity	9.49	9.15	8.45	7.78	7.85
Return on Average Common Stockholders' Equity	9.50	9.15	8.45	8.05	8.42
Average Earning Assets to Average Assets	89.82	89.57	89.00	89.08	90.71
Allowance for Loan Losses as % of Total Loans	1.74	1.83	1.92	1.87	2.26
Net Charge Off's as % of Average Loans (Annualized)	0.47	0.13	(0.19)	(0.08)	0.48
Average Stockholders' Equity to Average Assets	12.18	12.00	11.94	11.64	11.85
Tax Equivalent Yield on Earning Assets	4.41	4.33	4.40	4.30	4.35
Cost of Supporting Liabilities	0.43	0.44	0.43	0.41	0.38
Net Interest Margin (FTE) on Earning Assets	3.98	3.89	3.97	3.89	3.97
Tangible Book Value Per Share	$13.53	$13.14	$12.63	$12.17	$11.56

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Commercial and industrial loans	$900,970	$857,844	$787,390	$761,705	$652,356
Agricultural production financing and other loans to farmers	99,649	102,270	99,226	114,348	98,489
Real estate loans:
Construction	178,213	165,388	155,117	177,082	149,875
Commercial and farmland	1,603,698	1,621,436	1,606,735	1,611,809	1,264,180
Residential	625,609	629,162	626,202	616,385	452,277
Home Equity	269,952	261,811	256,790	255,223	206,816
Individuals' loans for household and other personal expenditures	66,832	61,533	61,742	69,783	70,380
Lease financing receivables, net of unearned income	1,208	1,231	1,378	1,545	1,815
Other loans	26,336	22,058	22,047	24,529	29,269
Loans	3,772,467	3,722,733	3,616,627	3,632,409	2,925,457
Allowance for loan losses	(65,596)	(68,367)	(69,583)	(67,870)	(66,224)
NET LOANS	$3,706,871	$3,654,366	$3,547,044	$3,564,539	$2,859,233

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Demand deposits	$1,947,040	$2,041,183	$1,966,895	$2,018,650	$1,610,662
Savings deposits	1,281,994	1,251,277	1,282,702	1,257,994	937,521
Certificates and other time deposits of $100,000 or more	241,163	251,585	265,683	272,660	190,866
Other certificates and time deposits	502,965	534,344	568,160	595,110	422,151
Brokered deposits	336,961	251,221	199,739	87,054	94,646
TOTAL DEPOSITS	$4,310,123	$4,329,610	$4,283,179	$4,231,468	$3,255,846

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	September 30, 2014			September 30, 2013
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$28,549	$18	0.3%	$24,497	$18	0.3%
Federal Reserve and Federal Home Loan Bank stock	43,127	501	4.6	32,790	369	4.5
Investment Securities: (1)
Taxable	776,270	5,046	2.6	615,878	3,876	2.5
Tax-Exempt (2)	409,241	5,665	5.5	297,274	4,368	5.9
Total Investment Securities	1,185,511	10,711	3.6	913,152	8,244	3.6
Loans held for sale	9,393	152	6.5	11,063	158	5.7
Loans: (3)
Commercial	2,905,920	34,344	4.7	2,309,226	26,417	4.6
Real Estate Mortgage	455,714	5,025	4.4	274,345	3,049	4.4
Installment	369,797	4,460	4.8	308,520	3,924	5.1
Tax-Exempt (2)	12,866	94	2.9	15,053	131	3.5
Total Loans	3,753,690	44,075	4.7	2,918,207	33,679	4.6
Total Earning Assets	5,010,877	55,305	4.4%	3,888,646	42,310	4.4%
Net unrealized gain on securities available for sale	11,247			(4,733)
Allowance for loan losses	(68,123)			(69,117)
Cash and cash equivalents	74,773			69,974
Premises and equipment	74,696			54,757
Other assets	475,234			347,455
Total Assets	$5,578,704			$4,286,982
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,059,163	$279	0.1%	$847,009	$224	0.1%
Money market deposits	736,339	372	0.2	576,135	290	0.2
Savings deposits	528,746	154	0.1	357,267	93	0.1
Certificates and other time deposits	1,032,274	2,048	0.8	739,413	1,606	0.9
Total Interest-bearing Deposits	3,356,522	2,853	0.3	2,519,824	2,213	0.4
Borrowings	572,923	2,571	1.8	446,894	1,501	1.3
Total Interest-bearing Liabilities	3,929,445	5,424	0.6	2,966,718	3,714	0.5
Noninterest-bearing deposits	932,266			775,545
Other liabilities	37,687			36,685
Total Liabilities	4,899,398			3,778,948
Stockholders' Equity	679,306			508,034
Total Liabilities and Stockholders' Equity	$5,578,704	5,424	0.4	$4,286,982	3,714	0.4
Net Interest Income		$49,881			$38,596
Net Interest Margin			4.0%			4.0%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2014 and 2013. These totals equal $2,015 and $1,574 for the three months ended September 30, 2014 and 2013, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Nine Months Ended
	September 30, 2014			September 30, 2013
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$43,906	$76	0.2%	$60,853	$99	0.2%
Federal Reserve and Federal Home Loan Bank stock	41,657	1,648	5.3	32,787	1,108	4.5
Investment Securities: (1)
Taxable	761,924	14,902	2.6	608,343	11,071	2.4
Tax-Exempt (2)	389,682	16,447	5.6	270,378	12,013	5.9
Total Investment Securities	1,151,606	31,349	3.6	878,721	23,084	3.5
Loans held for sale	6,653	322	6.5	19,866	691	4.6
Loans: (3)
Commercial	2,893,922	99,685	4.6	2,290,938	82,691	4.8
Real Estate Mortgage	417,899	14,650	4.7	277,666	9,259	4.4
Installment	353,134	13,672	5.2	308,240	12,084	5.2
Tax-Exempt (2)	12,328	277	3.0	15,990	484	4.0
Total Loans	3,683,936	128,606	4.7	2,912,700	105,209	4.8
Total Earning Assets	4,921,105	161,679	4.4%	3,885,061	129,500	4.4%
Net unrealized gain on securities available for sale	7,929			6,076
Allowance for loan losses	(68,703)			(69,432)
Cash and cash equivalents	83,259			67,109
Premises and equipment	74,732			54,142
Other assets	481,959			345,689
Total Assets	$5,500,281			$4,288,645
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,061,762	$827	0.1%	$850,125	$683	0.1%
Money market deposits	755,097	1,136	0.2	563,863	911	0.2
Savings deposits	527,147	461	0.1	354,941	292	0.1
Certificates and other time deposits	1,021,044	5,852	0.8	795,074	5,817	1.0
Total Interest-bearing Deposits	3,365,050	8,276	0.3	2,564,003	7,703	0.4
Borrowings	508,992	7,673	2.0	391,294	4,294	1.5
Total Interest-bearing Liabilities	3,874,042	15,949	0.5	2,955,297	11,997	0.5
Noninterest-bearing deposits	925,107			768,586
Other liabilities	38,724			36,606
Total Liabilities	4,837,873			3,760,489
Stockholders' Equity	662,408			528,156
Total Liabilities and Stockholders' Equity	$5,500,281	15,949	0.4	$4,288,645	11,997	0.4
Net Interest Income		$145,730			$117,503
Net Interest Margin			4.0%			4.0%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2014 and 2013. These totals equal $5,853 and $4,373 for the nine months ended September 30, 2014 and 2013, respectively.

(3) Non accruing loans have been included in the average balances.